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Strong Wireless Growth, Continued Cost Discipline,
Solid Free Cash Flow Highlight AT&T's
Second-Quarter Results

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$0.54 diluted EPS compared with $0.63 for the year-earlier second quarter and $0.53 in the first quarter of 2009; incremental noncash pension/retiree benefit costs reduced second-quarter 2009 EPS by $0.05, consistent with first-quarter results

▪	1.4 million net gain in total wireless subscribers to reach 79.6 million, up 6.7 million over the past year

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1.2 million retail postpaid wireless net adds, the company’s best-ever second-quarter total — up 29.0 percent from results in the year-earlier quarter and up 31.8 percent versus the first quarter of 2009; record low postpaid subscriber churn at 1.09 percent

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More than 2.4 million iPhone activations in second quarter, reflecting a record-setting iPhone 3GS launch; including iPhone, more than 3.5 million increase in 3G integrated devices in service (handsets with QWERTY or virtual keyboards in addition to voice functionality)

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37.2 percent increase in wireless data revenues to $3.4 billion, more than double the total for the second quarter two years earlier; growth driven by messaging, Internet access, access to applications and related services

▪	Sixth consecutive quarter with a year-over-year increase in wireless postpaid subscriber ARPU (average monthly revenues per subscriber), up 2.3 percent to $60.21

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Continued strong growth in AT&T U-verseSM TV subscribers, with a net increase of 248,000, to reach 1.6 million in service; more than three-fourths of AT&T U-verse TV subscribers have a triple- or quad-play option from AT&T (adding broadband, wireline voice and wireless)

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17.0 percent growth in wireline IP data revenues driven by rapid expansion in AT&T U-verse services and growth in business products such as Virtual Private Networks (VPNs) and managed Internet services

Note: AT&T's second-quarter earnings conference call will be broadcast live via the Internet at 10 a.m. ET on Thursday, July 23, 2009, at www.att.com/investor.relations.

DALLAS, July 23, 2009 — AT&T Inc. (NYSE:T) today reported second-quarter results highlighted by strong wireless growth, including a substantial step up in retail postpaid subscriber additions and continued robust growth in wireless data revenues. Results also included double-digit growth in IP-based revenues from AT&T U-verse services and advanced business offerings.

Progress in these areas and solid cost management largely offset economic pressures and increased volume-based acquisition costs associated with the company’s highly successful iPhone 3GS launch to drive financial results that were generally in line with the first quarter of 2009. AT&T's second-quarter revenues totaled $30.7 billion, net income attributable to AT&T was $3.2 billion, diluted earnings per share totaled $0.54 and cash from operating activities totaled $7.9 billion.

“Our wireless momentum is excellent, operational execution and cost management continue to be strong, and in a challenging economy we delivered solid results,” said Randall Stephenson, AT&T chairman and chief executive officer.

“AT&T continues to invest and innovate in key areas that are transforming communications for customers. We announced a major initiative to deliver greater mobile broadband speeds, and that work is under way. We continue to expand our all-IP AT&T U-verse platform to deliver broadband to more homes. We’ve increased our backbone capacity and continue to enhance our premier set of advanced global business solutions. These are AT&T’s strengths, and these are the drivers that will lead growth as the economy turns.”

Second-Quarter Financial Results

For the quarter ended June 30, 2009, AT&T's consolidated revenues totaled $30.7 billion, compared with $30.9 billion in the year-earlier quarter, as growth in wireless and advanced wireline data services in large part offset pressures from the macro-environment, including revenue declines in voice and legacy data products.

Compared with results for the year-earlier quarter, AT&T's operating expenses for the second quarter of 2009 were $25.2 billion versus $24.3 billion; operating income was $5.5 billion versus $6.6 billion; and AT&T's operating income margin was 17.9 percent, compared with 21.3 percent.

Net income attributable to AT&T totaled $3.2 billion versus $3.8 billion in the year-earlier quarter, and earnings per diluted share totaled $0.54, compared with $0.63 in the second quarter of 2008.

Second-quarter 2009 financial results were up slightly versus the first quarter of this year, when revenues totaled $30.6 billion, net income attributable to AT&T was $3.1 billion and earnings per diluted share totaled $0.53.

Increased operating expenses in the second quarter of 2009, in part, reflect volume-based acquisition costs associated with the success of the iPhone 3GS launch, which started June 19. AT&T’s iPhone customer characteristics are attractive, with ARPUs significantly higher than and churn rates well below the company’s postpaid averages; as a result, robust iPhone demand drives strong recurring revenues and substantial long-term value. Wireline operating expenses were stable versus the year-earlier quarter and sequentially.

In addition, consistent with first-quarter 2009 results and the company's previously provided full-year outlook, AT&T’s results for the second quarter of 2009 included incremental noncash pension and retiree benefit expenses of more than $400 million, or $0.05 per diluted share, which affected year-over-year comparisons.

For the second quarter, AT&T's cash from operating activities totaled $7.9 billion, capital expenditures totaled $4.0 billion, free cash flow (cash from operations minus capital expenditures) totaled $3.8 billion and dividends paid totaled $2.4 billion.

Compared with results for the first half of 2008, year to date through the second quarter, cash from operating activities totaled $15.8 billion versus $13.5 billion; capital expenditures totaled $7.4 billion versus $9.6 billion; and free cash flow totaled $8.4 billion versus $3.9 billion.

Wireless Operational Highlights

Powered by its premier network and a compelling array of devices and applications, AT&T accelerated wireless subscriber and revenue growth in the second quarter. Highlights include:

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Significant Step Up in Postpaid Subscriber Gains. Retail postpaid net adds totaled 1.2 million, up 29.0 percent versus results in the year-earlier second quarter and up 31.8 percent versus the first quarter of 2009. This marked AT&T’s fourth consecutive quarter with a double-digit year-over-year improvement in postpaid net adds. Total wireless subscribers, which include prepaid and reseller results in addition to postpaid, increased by 1.4 million in the second quarter to reach 79.6 million, up 6.7 million over the past year.

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Record-Low Subscriber Churn. Average monthly postpaid churn improved to 1.09 percent, the lowest level in the company’s history; postpaid churn was 1.10 percent in the year-earlier second quarter and 1.20 percent in the first quarter of 2009. Total wireless subscriber churn reached a record low at 1.49 percent, down from 1.64 percent in the year-earlier quarter and 1.56 percent in the first quarter of 2009.

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More than 2.4 Million iPhone Activations. On June 19, AT&T began offering Apple iPhone 3GS, the fastest, most powerful iPhone yet, and immediate customer response was positive. The day of the launch was the best sales day ever for AT&T’s retail stores, and att.com experienced its largest order day ever on that day. For the full second quarter, AT&T iPhone activations totaled more than 2.4 million, with more than a third of those activations for customers who were new to AT&T.

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Leadership in Integrated Devices. AT&T offers a wide variety of integrated devices that bring advanced functionality to subscribers, ranging from advanced multifunction handsets for business customers to quick messaging and social networking devices. Including iPhone, the total number of 3G integrated devices in service on AT&T’s network increased by more than 3.5 million in the second quarter. Over the past year the number of postpaid integrated devices on AT&T’s network has more than doubled, and at the end of the second quarter, 36.0 percent of AT&T’s 62.1 million postpaid subscribers had integrated devices.

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Robust Wireless Data Revenue Growth. AT&T’s wireless revenues from messaging, Internet access, access to applications and related services increased $934 million, or 37.2 percent, versus the year-earlier second quarter. Data represented 28.7 percent of AT&T’s second-quarter wireless service revenues, up from 22.9 percent in the year-earlier quarter and 17.3 percent in the second quarter of 2007. Wireless text messages on the AT&T network exceeded 108 billion, more than 1 billion text messages a day and nearly double the total for the year-earlier quarter. Internet access, data access and media bundle revenues also continued their strong growth. The number of 3G LaptopConnect cards on AT&T’s network increased by nearly 50 percent over the past year to 1.4 million.

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Sixth Consecutive Quarter of Postpaid ARPU Growth. Driven by strong data growth, postpaid wireless subscriber ARPU increased 2.3 percent versus the year-earlier quarter to $60.21. This marked the sixth consecutive quarter AT&T has posted a year-over-year increase in postpaid ARPU and the first time postpaid ARPU has topped $60. Postpaid data ARPU reached $17.72, an increase of $3.66 over the year-earlier quarter and up $1.24 from the first quarter of this year. Total service ARPU, which includes reseller and prepaid results in addition to postpaid, grew 0.2 percent versus the year-earlier quarter and was up 1.2 percent sequentially.

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Solid Wireless Margins. AT&T’s second-quarter wireless operating income and margins reflect solid revenue growth of 10.1 percent and strong operational execution in network and support systems, offset by increased acquisition costs from the company’s iPhone 3GS launch. AT&T iPhone subscribers, both new customers and upgrades, take two-year contracts with data packages. As a result, robust iPhone demand drives strong recurring revenues and substantial long-term value. Versus results for the year-earlier second quarter, wireless operating expenses totaled $10.1 billion, up 12.5 percent; operating income was $3.2 billion, up 2.8 percent; and AT&T’s wireless operating income margin was 23.8 percent versus 25.5 percent in the year-earlier quarter. AT&T’s second-quarter wireless OIBDA service margin was 38.3 percent, compared with 41.2 percent in the year-earlier quarter. (OIBDA service margin is operating income before depreciation and amortization, divided by total service revenues.)  AT&T estimates that without increased acquisition costs associated with the iPhone 3GS launch, its second-quarter operating margin and OIBDA service margin would have been more than 40 percent, in line with results for the second quarter of 2008 and the first quarter of 2009.

Wireline Operational Highlights

AT&T’s second-quarter wireline results included mid-teens growth in IP data revenues, driven by increased scale in AT&T U-verse services and continued growth in business products such as Virtual Private Networks (VPNs) and voice over IP. Highlights include the following:

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Continued Strong AT&T U-verse Growth. AT&T U-verse TV subscribers in service increased by 248,000 in the second quarter to reach 1.6 million, up more than 1 million over the past year. This growth reflects the high quality of the AT&T U-verse video experience, which offers a host of advanced features, including AT&T U-verse Total Home DVR, integrated voice and broadband service, and at least 100 High Definition channels in all markets. U-verse TV’s broadband attach rate continues to run above 90 percent, and its U-verse Voice attach rate was more than 65 percent in the second quarter. More than 75 percent of U-verse TV subscribers have a triple- or quad-play option from AT&T (adding broadband, wireline voice and wireless). AT&T’s total video subscribers, which combine the company’s U-verse and bundled satellite customers, reached 3.8 million at the end of the second quarter, representing 13.8 percent of households served.

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Solid Broadband Net Adds. Total AT&T U-verse broadband subscribers nearly tripled over the past year to reach 1.6 million, and growth in stand-alone broadband continues to be strong. These factors drove a substantial year-over-year improvement in net adds as AT&T’s wireline broadband connections increased by 112,000 in the second quarter. This was up from net adds of 46,000 in the year-earlier second quarter, with both quarters reflecting typical seasonality. Total broadband connections, which include wireline subscribers and wireless customers with 3G LaptopConnect cards, increased by 209,000 in the second quarter to reach 16.9 million in service. In addition to AT&T’s high-quality wireline and wireless options, broadband subscribers also benefit from access to AT&T’s industry-leading Wi-Fi footprint, enabling customers to take advantage of broadband connectivity in more than 20,000 hot spots in the U.S. and in more than 100,000 hot spots around the world.

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Improved Trends in Consumer Revenue Connections. Combined, wireline consumer broadband and TV connections increased by 363,000 in the second quarter and 1.9 million over the past year. AT&T U-verse Voice connections increased by 176,000 in the quarter and 539,000 over the past year. These trends are reflected in a second-quarter sequential decline in consumer connections (retail voice, high speed Internet and video) that was nearly 40 percent smaller than the decline in the year-earlier quarter, with both quarters impacted by typical seasonality. AT&T had 46.3 million total consumer connections at the end of the second quarter, compared with 48.4 million at the end of the second quarter of 2008 and 46.8 million at the end of the first quarter of 2009. Total wireline consumer customer revenues were $5.4 billion in the second quarter, compared with $5.7 billion in the year-earlier quarter and essentially flat, down only $11 million, versus the first quarter of this year. This marked the company’s smallest sequential decline in consumer revenues in seven quarters.

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17.0 Percent Growth in Wireline IP Data Revenues. AT&T posted its sixth consecutive quarter of mid-teens growth in total wireline IP data revenues, driven by expansion in AT&T U-verse services and growth in business products such as VPNs and voice over IP. Increased AT&T U-verse TV and broadband penetration with a greater number of triple- and quad-play customers drove 29.7 percent year-over-year growth in consumer IP revenues in the second quarter, and AT&T posted its sixth consecutive quarter of year-over-year growth in consumer wireline revenues per household, up 2.1 percent. Total wireline data revenues grew 5.2 percent to $6.6 billion, led by a 17.0 percent increase in revenues from IP-based services. IP services now account for 48.3 percent of AT&T’s total wireline data revenues, up from 43.4 percent in the year-earlier second quarter and 39.3 percent in the second quarter of 2007.

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15.2 Percent Business Strategic Services Revenue Growth. Revenues from the new-generation capabilities that lead AT&T's most advanced solutions — including Ethernet, VPNs, hosting, IP conferencing and applications services — grew 15.2 percent year over year. Progress in these areas reflects the strength of AT&T's network and its advanced product sets for business customers. Total second-quarter wireline business customer revenues — which include results from enterprise, wholesale, government, education, medical and small/midsize customers — totaled $10.6 billion versus $11.2 billion in the year-earlier quarter and $10.7 billion in the first quarter of this year, reflecting economic impacts.

About AT&T
AT&T Inc. (NYSE:T) is a premier communications holding company. Its subsidiaries and affiliates, AT&T operating companies, are the providers of AT&T services in the United States and around the world. Among their offerings are the world's most advanced IP-based business communications services, the nation's fastest 3G network and the best wireless coverage worldwide, and the nation's leading high speed Internet access and voice services. In domestic markets, AT&T is known for the directory publishing and advertising sales leadership of its Yellow Pages and YELLOWPAGES.COM organizations, and the AT&T brand is licensed to innovators in such fields as communications equipment. As part of their three-screen integration strategy, AT&T operating companies are expanding their TV entertainment offerings. In 2009, AT&T again ranked No. 1 in the telecommunications industry on FORTUNE® magazine's list of the World's Most Admired Companies. Additional information about AT&T Inc. and the products and services provided by AT&T subsidiaries and affiliates is available at http://www.att.com.

© 2009 AT&T Intellectual Property. All rights reserved. AT&T, the AT&T logo and all other marks contained herein are trademarks of AT&T Intellectual Property and/or AT&T affiliated companies. All other marks contained herein are the property of their respective owners.

Note: This AT&T news release and other announcements are available as part of an RSS feed at www.att.com/rss. For more information, please review this announcement in the AT&T newsroom at http://www.att.com/newsroom.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this news release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise. This news release may contain certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.att.com/investor.relations. Accompanying financial statements follow.

NOTE: OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from Segment Operating Income (loss), as calculated in accordance with generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

NOTE: Free cash flow is defined as cash from operations minus capital expenditures. We believe this metric provides useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views it as a measure of cash available to pay debt and return cash to shareowners.